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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 8, 2007

ENXNET, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-30675	73-1561191
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID)
incorporation)

11333 E. Pine St., Suite 75
Tulsa, Oklahoma 74119
(Address of principal executive offices and Zip Code)

(918) 592-0015
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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ITEM 7.01    REGULATION FD DISCLOSURE

     The Company announced today that representatives will meet with a special group of fund managers, brokers and high net-worth investors at the “RedChip Small-Cap Investor Conference”, February 11th and 12th, 2007 in Phoenix, Arizona.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

	Exhibits	Document Description

	99.1	Press release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 7th day of February, 2007.

ENXNET INC.

BY:	RYAN CORLEY
Ryan Corley
President, Principal Executive Officer, and a
member of the Board of Directors.